UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2010
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800N Corpus Christi, Texas	78471
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

Item 7.01     Regulation FD Disclosure

On July27, 2010, Uranium Energy Corp. (the "Company") issued a news release announcing that it has issued a Mid-Year Shareholder Report advising on the progress of its Palangana in-situ recovery (ISR) project in South Texas, which is scheduled to commence production in the fourth quarter of this year.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01        Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Not applicable.

(b)       Pro forma Financial Information

Not applicable.

(c)       Shell Company Transaction

Not applicable.

(d)      Exhibits
Exhibit	Description
99.1	Press Release dated July 27, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: July 27, 2010	By: /s/ Pat Obara Pat Obara Chief Financial Officer

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